UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 12, 2005


                               PLIANT CORPORATION
                               ------------------
               (Exact name of company as specified in its charter)


           UTAH                       333-40067                87-0496065
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)

                         1475 Woodfield Road, Suite 700
                              Schaumburg, IL 60173
               (Address of principal executive offices) (Zip Code)


                                 (847) 969-3300
                ------------------------------------------------
                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:


                                      N.A.
          (Former name or former address if changed since last report)

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On October 12, 2005, Richard Durham resigned as a member of the Board of Directors of the Company.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PLIANT CORPORATION


Date: October 17, 2005                 By:   /s/ Harold C. Bevis
                                           -------------------------------------
                                           Harold C. Bevis
                                           President and Chief Executive Officer